Exhibit 24

                                POWER OF ATTORNEY

     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence R. Whitman and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.


                                                   /s/ Lawrence T. Babbio, Jr.
                                                   -----------------------------
                                                       Lawrence T. Babbio, Jr.

                                POWER OF ATTORNEY


     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., Lawrence R. Whitman and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.


                                                       /s/ John P. Blanchard
                                                   -----------------------------
                                                           John P. Blanchard

                                POWER OF ATTORNEY


     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., Lawrence R. Whitman and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.


                                                      /s/ Kimberly Caswell
                                                   -----------------------------
                                                          Kimberly Caswell

                                POWER OF ATTORNEY

     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr., Lawrence R. Whitman and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.
                                                      /s/ John A. Ferrell
                                                   -----------------------------
                                                          John A. Ferrell

                                POWER OF ATTORNEY

     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr. and Edwin F. Hall and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.
                                                     /s/ Lawrence R. Whitman
                                                   -----------------------------
                                                         Lawrence R. Whitman

                                POWER OF ATTORNEY

     WHEREAS, VERIZON FLORIDA INC., a Florida corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), (i) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $40,000,000 aggregate principal amount of debentures to be sold by the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-65241, and (ii) a registration statement and any post-effective amendments thereto on Form S-3 to register up to an additional $20,000,000 aggregate principal amount of debentures to be sold the Company concurrently with the debentures which were previously registered by the Company on Form S-3, File No. 333-43507 (such registration statements to collectively register up to $60,000,000 of debentures being hereinafter referred to as the "Additional Debentures Registration Statements").

     NOW, THEREFORE, the undersigned hereby appoints Lawrence T. Babbio, Jr. and Lawrence R. Whitman and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Additional Debentures Registration Statements and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Additional Debentures Registration Statements as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of September, 2002.

                                                        /s/ Edwin F. Hall
                                                   -----------------------------
                                                            Edwin F. Hall